Fair Value Measurements	12 Months Ended
Dec. 31, 2023
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS

NOTE 4:- FAIR VALUE MEASUREMENTS

In accordance with ASC No. 820, the Company measures warrants liability at fair value classified within Level 2 as the valuation inputs are based on quoted prices and market observable data of similar instruments.

The following table presents assets measured at fair value on a recurring basis as of December 31, 2023 and 2022:

	December 31,
	2023	2022
	Fair value measurement using input Level 2
Non-current liabilities:
Warrants liability	$96	$5,329
Total liabilities	$96	$5,329

The warrants fair value was established by management leveraging calculations by an independent expert using the binomial model and based on the following assumptions: (For more details please see note 10f)

	December 31,	December 31,
	2023	2022
Dividend Yield on the Shares (%)	-	-
Expected Share Price Volatility (%)	99%	107%
Risk-free Interest Rate (%)	4.2%	4.4%
Ads Price $	0.6	0.98